Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1650,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Arun Nayyar, President and Chief Executive Officer of VANC PHARMACEUTICALS INC. (the “Company”), certify that to the best of my knowledge:

1.

the Transition Report on Form 20-F of the Company for six months (stub year) ended December 31, 2015 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arun Nayyar

Arun Nayyar

Chief Executive Officer

April 29, 2016